EXHIBIT 10.1

SHARE PURCHASE AGREEMENT

This Share Purchase Agreement (this “Agreement”) is made and entered into as of November 19, 2018 by and among Huaxin Changrong (Shenzhen) Technology Service Co., Ltd., a company registered in the People’s Republic of China (PRC) (the “Seller”), Ms. An Wen Hui 安纹慧, a citizen of the PRC (the “Purchaser”), and Shenzhen Amuli Industrial Development Company Limited, a company registered in the PRC (the “Company”). The Purchaser, the Company and the Seller are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties”.

The Parties agree as follows:

ARTICLE I.

THE SHARE PURCHASE AND SALE; CLOSING

The closing of the transactions contemplated by this Agreement (“Closing”) shall occur on November 19, 2018, or at such other date, time or place as the Purchaser and the Sellers may agree (the date of such Closing, the “Closing Date”). At the Closing and subject to and upon the terms and conditions of this Agreement, the Seller shall sell, transfer, convey, assign and deliver to the Purchaser, and the Purchaser shall purchase from the Seller, all of the issued and outstanding equity interests of the Company held by the Seller, being 60% of the total issued and outstanding equity of the Company, free and clear of all liens (the “Seller Shares”). In exchange for the Seller Shares, the Purchaser will pay to the Seller a purchase price of seven (7) Chinese Yuan. At the Closing, the Seller and the Purchaser shall obtain, issue and deliver all necessary documents and approvals to effect the sale of Seller Shares.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Sellers as follows:

2.1 Authorization; Binding Agreement. The Purchaser has all requisite power and authority to execute and deliver this Agreement, to perform the Purchaser’s obligations hereunder and to consummate the transactions contemplated hereby.

2.2 Governmental Approvals. No consent of or with any governmental authority, on the part of the Purchaser is required to be obtained or made in connection with the execution, delivery or performance by the Purchaser of this Agreement or the consummation by the Purchaser of the transactions contemplated hereby.

2.3 Compliance with Laws. The Purchaser is in compliance with all laws applicable to the Purchaser and the Agreement.

2.4 Independent Investigation. The Purchaser acknowledges and agrees that: (a) in making her decision to enter into this Agreement and to consummate the transactions contemplated hereby, the Purchaser has relied solely upon her own investigation and the express representations and warranties of the Seller set forth in Article III; and (b) the Seller has not made any representation or warranty as to the Seller or this Agreement, except as expressly set forth in Article III.

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ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller hereby represents and warrants to the Purchaser as follows:

3.1 Due Organization and Good Standing. The Company is validly existing and in good standing under the Laws of the PRC and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company has all requisite power and authority to own, lease and operate his properties and to carry on his business as now being conducted

3.2 Authorization; Binding Agreement. The Seller has all requisite power, authority and legal right and capacity to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

3.3 Capitalization and Ownership. The Seller is the legal (registered) and beneficial owner of the Seller Shares free and clear of any liens. The Seller Shares are validly issued and fully paid. Upon transfer of the Seller Shares to the Purchaser on the Closing Date in accordance with this Agreement, the entire legal and beneficial interest in the Seller Shares, free and clear of all liens, will pass to the Purchaser.

3.4 Title to and Sufficiency of Assets. The Company has good and marketable title to, or a valid leasehold interest in or right to use, all of its assets, free and clear of all liens other than liens specifically identified on the Company financial statements or disclosed to the Purchaser.

ARTICLE IV.

COVENANTS.

Each Party shall use its commercially reasonable efforts, and shall cooperate fully with the other Parties, to take all actions and to do all things necessary, proper or advisable under applicable Laws and regulations to consummate the transactions contemplated by this Agreement.

ARTICLE V.

SURVIVAL; CLOSING CONDITIONS.

All representations and warranties of the Sellers and Purchaser contained in this Agreement (including all documents provided by the Parties in connection with this Agreement) shall survive the Closing through and until the second anniversary of the Closing Date. The obligations of each Party to consummate the transactions described herein shall be subject to (i) the truth and accuracy of each Party’s representations and warranties made and delivered by each Party, and (ii) no material adverse effect shall have occurred with respect to the Company.

ARTICLE VI.

TERMINATION AND EXPENSES.

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing by mutual written consent of the Purchaser and the Seller. In the event of the valid termination of this Agreement pursuant to this Article VI, this Agreement shall forthwith become void, and there shall be no liability on the part of any Party or any of their respective representatives, and all rights and obligations of each Party shall cease.

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ARTICLE VII.

MISCELLANEOUS.

7.1 Notices. Any notice or other communication required or permitted under this Agreement shall be deemed to have been duly given and made if (i) in writing and served by personal delivery upon the Party for whom it is intended, (ii) if delivered by facsimile or electronic mail with receipt confirmed (including by receipt of confirmatory electronic mail from recipient), or (iii) if delivered by certified mail, registered mail, courier service, return-receipt received to the Party at the addresses provided by each Party within or separately from this Agreement.

7.2 Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the Purchaser and the Seller.

7.3 Arbitration. In the event of any dispute, controversy or claim arising out of or relating to this Agreement, such dispute, controversy or claim shall be the subject of an arbitration proceeding in Hong Kong.

7.4 Governing Law. The entry into and the variation, interpretation, implementation and termination of this Agreement shall be governed by the laws of Hong Kong.

7.5 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED.

7.6 Amendment. This Agreement may be amended, supplemented or modified only by execution of a written instrument signed by the Purchaser and the Seller.

7.7 Entire Agreement. This Agreement and the documents or instruments referred to herein, including any exhibits, annexes and schedules attached hereto, which exhibits, annexes and schedules are incorporated herein by reference, embody the entire agreement and understanding of the Parties hereto in respect of the subject matter contained herein.

7.8 Interpretation. This Agreement may be set forth in English and Chinese language, and the English language version shall control over the Mandarin language version.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, each Party hereto has caused this Agreement to be signed and delivered by its respective duly authorized officer as of the date first written above.

The Seller:

Huaxin Changrong (Shenzhen) Technology Service Co., Ltd., a PRC company

By:
Name:	Liu Xu 刘旭
Title:	Director

The Purchaser:

Ms. An Wen Hui 安纹慧, a citizen of the People’s Republic of China

By:
Name:	Ms. An Wen Hui 安纹慧

The Company:

Shenzhen Amuli Industrial Development Company Limited, a PRC company

By:
Name:	Xu Xiaoyun 徐晓云
Title:	Director

[Signature page to Share Purchase Agreement]

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